UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 16, 2021 (February 11, 2021)

loanDepot, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40003	85-3948939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

26642 Towne Centre Drive

Foothill Ranch, California 92610

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (888) 337-6888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 Par Value	LDI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

In connection with the initial public offering by loanDepot, Inc. (the “Company”) of its Class A common stock, $0.001 par value per share (the “Class A Common Stock”), described in the Registration Statement on Form S-1 (File No. 333-252024), as amended (the “Registration Statement”), the Company entered into the following agreements:

•

Registration Rights Agreement, dated February 16, 2021, by and among loanDepot, Inc., LD Holdings Group LLC and certain investors identified therein; a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein;

•

Stockholders Agreement, dated as of February 16, 2021, by and among loanDepot, Inc., Parthenon Investors III, L.P., PCap Associates, Parthenon Capital Partners Fund, L.P., Parthenon Investors IV, L.P., Parthenon Capital Partners Fund II, L.P. (together with Parthenon Investors III, L.P., PCap Associates, Parthenon Capital Partners Fund, L.P. and Parthenon Investors IV, L.P., the “Parthenon Stockholders”) PCP Managers, L.P., The JLSSAA, Trust established September 4, 2014, JLSA, LLC, Trilogy Mortgage Holdings, Inc., Trilogy Management Investors Six, LLC, Trilogy Management Investors Seven, LLC and Trilogy Management Investors Eight, LLC, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein;

•

Tax Receivable Agreement, dated as of February 16, 2021, by and among loanDepot, Inc., LD Holdings Group LLC and the other parties thereto; a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein; and

•

Fourth Amended and Restated Limited Liability Company Agreement of LD Holdings Group LLC, dated as of February 11, 2021, by and among the LD Holdings Group LLC and the other parties thereto (the “LLC Agreement”); a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated by reference herein.

The terms of these agreements are substantially the same as the terms set forth in the forms of such agreements filed as exhibits to the Registration Statement and as described therein.

Item 3.02.	Unregistered Sales of Equity Securities.

In connection with the consummation of the Company’s initial public offering of Class A Common Stock, the Company issued to the Parthenon Stockholders 121,368,600 shares of Class D Common Stock, $0.001 par value per share in exchange of LD Investment Holdings, Inc.’s equity interests in LD Holdings Group LLC. Additionally, the Company issued 201,422,212 shares of Class C Common Stock, $0.001 par value per share to certain of the continuing members under the LLC Agreement. The issuances in this paragraph were made in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 3.03.	Material Modifications to Rights of Security Holders.

The description in Item 5.03 below of the Certificate of Incorporation and Bylaws (each as defined below) is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Upon consummation of the initial public offering, the Company entered into employment agreements (the “Employment Agreements”) with several of its executive officers, including (i) Anthony Hsieh to serve as its Chairman and Chief Executive Officer, (ii) Patrick Flanagan to serve as its Chief Financial Officer, (iii) Jeff DerGurahian to serve as its Executive Vice President, Chief Capital Markets Officer, and (iv) Jeff Walsh to serve as its Senior Executive Vice President, Chief Revenue Officer.

Hsieh Agreement

The term of Mr. Hsieh’s employment agreement (the “Hsieh Agreement”) is for an initial three year period and will automatically extend for successive one-year periods unless (i) written notice of non-renewal is given by either party at least 60 days in advance of the renewal date or (ii) Mr. Hsieh’s employment is otherwise terminated pursuant to the Hsieh Agreement. The Hsieh Agreement provides for an initial annual base salary of $850,000, subject to increase in the sole discretion of the Company’s board of directors (the “Board”) or a committee of the Board. Under the terms of the Hsieh Agreement, Mr. Hsieh is also (A) eligible to receive an annual bonus targeted at 250% of his base salary (the “Hsieh Target Bonus”), with a maximum payout of 300% of the Hsieh Target Bonus, subject to the determination of the Board (or a committee of the Board) in its sole discretion, (B) eligible to receive equity incentive grants as determined by the Board (or a committee of the Board) in its sole discretion, and (C) entitled to the benefits and compensation practices that may be in effect from time to time and are provided by the Company to its executive employees generally, as well as any additional benefits provided to Mr. Hsieh consistent with past practice.

The Hsieh Agreement also subjects Mr. Hsieh to the following restrictive covenants: (i) perpetual confidentiality, (ii) employment term non-competition, (iii) employment term and 24 months post-employment non-solicitation of customers and employees, and (iv) perpetual and mutual non-disparagement.

Pursuant to the Hsieh Agreement, Mr. Hsieh would be entitled to receive certain payments and benefits in connections with certain terminations of employment, as follows:

•

In the event Mr. Hsieh is involuntarily terminated without cause or resigns for Good Reason (as defined in the Hsieh Agreement) (together, a “Hsieh Covered Termination”), he would be entitled to receive, subject to his execution and non-revocation of a release of claims, (i) 24 months of his base salary payable in a lump sum payment, (ii) a pro rata portion of his annual bonus for the fiscal year based on actual achievement of the applicable bonus objectives and conditions set by the Board (iii) the earned, but unpaid portion of his annual bonus for the prior fiscal year (if applicable), and (iv) the payment or reimbursement of healthcare premiums through the earlier of (A) 24 months or (B) the date Mr. Hsieh and his dependents become eligible for healthcare under another employer’s plan.

•

Upon a Hsieh Covered Termination in connection with a change in control of the Company, Mr. Hsieh would be entitled to receive, subject to his execution and non-revocation of a release of claims, (i) three times the sum of his base salary and the Hsieh Target Bonus, payable in a lump sum, (ii) a pro-rata portion of his annual bonus for the fiscal year based on actual achievement of the applicable bonus objectives and conditions set by the Board, (iii) the earned, but unpaid portion of his annual bonus for the prior fiscal year (if applicable), (iv) 100% of the total number of stock options or other equity awards issued by the Company or LD Holdings Group LLC to Mr. Hsieh that have not previously vested shall immediately become vested, and (v) the payment or reimbursement of healthcare premiums through the earlier of (A) 36 months or (B) the date Mr. Hsieh and his dependents become eligible for healthcare under another employer’s plan.

Flanagan Agreement

The term of Mr. Flanagan’s employment agreement (the “Flanagan Agreement”) is for an initial three year period and will automatically extend for successive one-year periods unless (i) a written notice of non-renewal is given by either party at least 60 days in advance of the renewal date or (ii) Mr. Flanagan’s employment is otherwise terminated pursuant to the Flanagan Agreement. The Flanagan Agreement provides for an initial annual base salary of $600,000, subject to increase in the sole discretion of the Board or a committee of the Board. Under the terms of the Flanagan Agreement, Mr. Flanagan is also (A) eligible to receive an annual bonus targeted at 150% of his base salary (the “Flanagan Target Bonus”), with a maximum payout of 200% of the Flanagan Target Bonus, subject to the determination of the Board (or a committee of the Board) in its sole discretion, (B) eligible to receive equity incentive grants as determined by the Board (or a committee of the Board) in its sole discretion, and (C) entitled to the benefits and compensation practices that may be in effect from time to time and are provided by the Company to its executive employees generally, as well as any additional benefits provided to Mr. Flanagan consistent with past practice.

The Flanagan Agreement also subjects Mr. Flanagan to the following restrictive covenants: (i) perpetual confidentiality, (ii) employment term non-competition, (iii) employment term and 24 months post-employment non-solicitation of customers and employees, and (iv) perpetual and mutual non-disparagement.

Pursuant to the Flanagan Agreement, Mr. Flanagan would be entitled to receive certain payments and benefits in connection with certain terminations of employment, as follows:

•

In the event Mr. Flanagan is involuntarily terminated without cause or resigns for Good Reason (as defined in the Flanagan Agreement) (together, a “Flanagan Covered Termination”), he would be entitled to receive, subject to his execution and non-revocation of a release of claims, (i) 12 months of his base salary payable in a lump sum payment and (ii) the payment or reimbursement of healthcare premiums through the earlier of (A) 12 months or (B) the date Mr. Flanagan and his dependents become eligible for healthcare under another employer’s plan.

•

Upon a Flanagan Covered Termination in connection with a change in control of the Company, Mr. Flanagan would be entitled to receive, subject to his execution and non-revocation of a release of claims, (i) one and a half times the sum of his base salary and the Flanagan Target Bonus, payable in a lump sum, (ii) a pro-rata portion of his annual bonus for the fiscal year based on actual achievement of the applicable bonus objectives and conditions set by the Board, (iii) the earned, but unpaid portion of his annual bonus for the prior fiscal year (if applicable), (iv) 100% of the total number of stock options or other equity awards issued by the Company or LD Holdings Group LLC to Mr. Flanagan that have not previously vested shall immediately become vested, and (v) the payment or reimbursement of healthcare premiums through the earlier of (A) 18 months or (B) the date Mr. Flanagan and his dependents become eligible for healthcare under another employer’s plan.

DerGurahian Agreement

The term of Mr. DerGurahian’s employment agreement (the “DerGurahian Agreement”) is for an initial three year period and will automatically extend for successive one-year periods unless (i) a written notice of non-renewal is given by either party at least 60 days in advance of the renewal date or (ii) Mr. DerGurahian’s employment is otherwise terminated pursuant to the DerGurahian Agreement. The DerGurahian Agreement provides for an initial annual base salary of $600,000, subject to increase in the sole discretion of the Board or a committee of the Board. Under the terms of the DerGurahian Agreement, Mr. DerGurahian is also (a) eligible to receive an annual bonus targeted at 150% of his base salary (the “DerGurahian Target Bonus”), with a maximum payout of 300% of the DerGurahian Target Bonus, subject to the determination of the Board (or a committee of the Board) in its sole discretion, (B)eligible to receive equity incentive grants as determined by the Board (or a committee of the Board) in its sole discretion, and (C) entitled to the benefits and compensation practices that may be in effect from time to time and are provided by the Company to its executive employees generally, as well as any additional benefits provided to Mr. DerGurahian consistent with past practice.

The DerGurahian Agreement also subjects Mr. DerGurahian to the following restrictive covenants: (i) perpetual confidentiality, (ii) employment term non-competition, (iii) employment term and 24 months post-employment non-solicitation of customers and employees, and (iv) perpetual and mutual non-disparagement.

Pursuant to the DerGurahian Agreement, Mr. DerGurahian would be entitled to receive certain payments and benefits in connection with certain terminations of employment, as follows:

•

In the event Mr. DerGurahian is involuntarily terminated without cause or resigns for Good Reason (as defined in the DerGurahian Agreement) (together, a “DerGurahian Covered Termination”), he would be entitled to receive, subject to his execution and non-revocation of a release of claims, (i) 12 months of his base salary payable in a lump sum payment and (ii) the payment or reimbursement of healthcare premiums through the earlier of 12 months or the date Mr. DerGurahian and his dependents become eligible for healthcare under another employer’s plan.

•

Upon a DerGurahian Covered Termination in connection with a change in control of the Company, Mr. DerGurahian would be entitled to receive, subject to his execution and non-revocation of a release of claims, (i) one and a half times the sum of his base salary and the DerGurahian Target Bonus, payable in a lump sum, (ii) a pro-rata portion of his annual bonus for the fiscal year based on actual achievement of the applicable bonus objectives and conditions set by the Board, (iii) the earned, but unpaid portion of his annual bonus for the prior fiscal year (if applicable), (iv) 100% of the total number of stock options or other equity awards issued by the Company or LD Holdings Group LLC to Mr. DerGurahian that have not previously vested shall immediately become vested, and (v) the payment or reimbursement of healthcare premiums through the earlier of (A) 18 months or (B) the date Mr. DerGurahian and his dependents become eligible for healthcare under another employer’s plan.

Walsh Agreement

The term of Mr. Walsh’s employment agreement (the “Walsh Agreement”) is for an initial three year period and will automatically extend for successive one-year periods unless (i) written notice of non-renewal is given by either party at least 60 days in advance of the renewal date, or (ii) Mr. Walsh’s employment is otherwise terminated pursuant to the Walsh Agreement. The Walsh Agreement provides for an initial annual base salary of $750,000, subject to increase in the sole discretion of the Board or a committee of the Board. Under the terms of the Walsh Agreement, Mr. Walsh is also (A) eligible to receive an annual bonus targeted at 200% of his base salary (the “Walsh Target Bonus”), with a maximum payout of 300% of the Walsh Target Bonus, subject to the determination of the Board (or a committee of the Board) in its sole discretion. (B) eligible to receive equity incentive grants as determined by the Board (or a committee of the Board) in its sole discretion, and (C) entitled to the benefits and compensation practices that may be in effect from time to time and are provided by the Company to its executive employees generally, as well as any additional benefits provided to Mr. Walsh consistent with past practice.

The Walsh Agreement also subjects Mr. Walsh to the following restrictive covenants: (i) perpetual confidentiality, (ii) employment term non-competition, (iii) employment term and 24 months post-employment non-solicitation of customers and employees, and (iv) perpetual and mutual non-disparagement.

Pursuant to the Walsh Agreement, Mr. Walsh would be entitled to receive certain payments and benefits in connection with certain terminations of employment, as follows:

•

In the event Mr. Walsh is involuntarily terminated without cause or resigns for Good Reason (as defined in the Walsh Agreement) (together, a “Walsh Covered Termination”), he would be entitled to receive, subject to his execution and non-revocation of a release of claims, (i) 12 months of his base salary payable in a lump sum payment and (ii) the payment or reimbursement of healthcare premiums through the earlier of (A) 12 months or (B) the date Mr. Walsh and his dependents become eligible for healthcare under another employer’s plan.

•

Upon a Walsh Covered Termination in connection with a change in control of the Company, Mr. Walsh would be entitled to receive, subject to his execution and non-revocation of a release of claims, (i) one and a half times the sum of his base salary and the Walsh Target Bonus, payable in a lump sum, (ii) a pro-rata portion of his annual bonus for the fiscal year based on actual achievement of the applicable bonus objectives and conditions set by the Board, iii) the earned, but unpaid portion of his annual bonus for the prior fiscal year (if applicable), (iv) 100% of the total number of stock options or other equity awards issued by the Company or LD Holdings Group LLC to Mr. Walsh that have not previously vested shall immediately become vested, and (v) the payment or reimbursement of healthcare premiums through the earlier of (A) 18 months or (B) the date Mr. Walsh and his dependents become eligible for healthcare under another employer’s plan.

The foregoing descriptions of the material terms of the Employment Agreements are not complete and are qualified in their entirety by reference to the full text of the Employment Agreements, copies of which are filed as Exhibits 10.4 to 10.7 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws.

On February 11, 2021, the Company filed an Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware and the Company’s Amended and Restated Bylaws (the “Bylaws”) became effective on such date. The Certificate of Incorporation and the Bylaws are filed herewith as Exhibits 3.1 and 3.2 respectively, and are incorporated herein by reference. The descriptions and forms of the Certificate of Incorporation and Bylaws are substantially the same as the descriptions and forms set forth in and filed as exhibits to the Registration Statement.

Item 8.01.	Other Events.

On February 11, 2021, the Company announced the pricing of its initial public offering of 3,850,000 shares of its Class A Common Stock at a price to the public of $14.00 per share. The offering consisted of 2,394,000 shares of Class A Common Stock being sold by the Company and 1,456,000 shares of Class A Common Stock being sold by the Parthenon Stockholders. In addition, the Company granted the underwriters a 30-day option to purchase up to 577,500 additional shares of Class A Common Stock (the “Additional Shares”) at the public offering price, less underwriting discounts and commissions. The Additional Shares consisted of up to 359,100 shares of Class A Common Stock offered by the Company and up to 218,400 shares of Class A Common Stock offered by the Parthenon Stockholders.

On February 16, 2021, the Company completed its initial public offering of Class A Common Stock. The Company and Parthenon Stockholders sold 4,427,500 shares of Class A Common Stock, including 577,500 shares of Class A Common Stock after the underwriters fully exercised their option to purchase additional Class A Common Stock from the Company.

A copy of the Company’s press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein in its entirety.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of loanDepot, Inc., dated February 11, 2021

3.2	Amended and Restated Bylaws of loanDepot, Inc., dated February 11, 2021

4.1	Registration Rights Agreement, dated February 16, 2021, by and among loanDepot, Inc., LD Holdings Group LLC and certain holders identified therein

10.1	Stockholders Agreement, dated as of February 16, 2021, by and among loanDepot, Inc., Parthenon Investors III, L.P., PCap Associates, Parthenon Capital Partners Fund, L.P., Parthenon Investors IV, L.P., Parthenon Capital Partners Fund II, L.P. PCP Managers, L.P., The JLSSAA, Trust established September 4, 2014, JLSA, LLC, Trilogy Mortgage Holdings, Inc., Trilogy Management Investors Six, LLC, Trilogy Management Investors Seven, LLC and Trilogy Management Investors Eight, LLC

10.2	Tax Receivable Agreement, dated as of February 16, 2021, by and among loanDepot, Inc., LD Holdings Group LLC and the other parties thereto

10.3	Fourth Amended and Restated Limited Liability Company Agreement of LD Holdings, LLC, dated as of February 11, 2021, by and among LD Holdings Group LLC and the other parties thereto

10.4	Employment Agreement, dated as of February 16, 2021, by and between loanDepot, Inc. and Patrick Flanagan

10.5	Employment Agreement, dated as of February 16, 2021, by and between loanDepot, Inc. and Anthony Hsieh

10.6	Employment Agreement, dated as of February 16, 2021, by and between loanDepot, Inc. and Jeff Dergurahian

10.7	Employment Agreement, dated as of February 16, 2021, by and between loanDepot, Inc. and Jeff Walsh

99.1	Press Release of loanDepot, Inc. dated February 11, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

loanDepot, Inc.

By:	/s/ Anthony Hsieh
Name: Anthony Hsieh
Title: Chief Executive Officer

Date: February 16, 2021